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                                                                    Exhibit 4.03

                                                                  EXECUTION COPY


                           PORT ARTHUR FINANCE CORP.

                                 $255,000,000

                 12.50% Senior Secured Exchange Notes due 2009

              Unconditionally Guaranteed Jointly and Severally by

                        PORT ARTHUR COKER COMPANY L.P.
                          SABINE RIVER HOLDING CORP.
                          NECHES RIVER HOLDING CORP.


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

                                                        August 19, 1999

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010-3629

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Deutsche Bank Securities Inc.
130 Liberty Street
New York, New York 10006

Ladies and Gentlemen

     Port Arthur Finance Corp., a Delaware corporation (the "Issuer"), proposes to issue and sell to Credit Suisse First Boston Corporation, Goldman, Sachs &
Co. and Deutsche Bank Securities Inc. (collectively, the "Initial Purchasers"), upon the terms set forth in a purchase agreement dated August 10, 1999 (the "Purchase Agreement"), an aggregate of $255,000,000 principal amount of its 12.50% Senior Secured Notes due 2009 (the "Initial Securities"). The Initial Securities will be unconditionally guaranteed jointly and severally by Port Arthur Coker Company L.P., a Delaware limited partnership (the "Partnership"), Sabine River Holding Corp., a Delaware corporation and general partner of the Partnership (the "General Partner"), and Neches River Holding Corp., a Delaware corporation and limited partner of the Partnership (the "Limited Partner" and, together with the General Partner, the "Partners"). The Initial Securities will be issued
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pursuant to an indenture, dated as of the Closing Date (as defined below), among the Issuer, the Partnership, the Partners and HSBC Bank USA, as Indenture Trustee. As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Issuer, the Partnership, the Partners and Clark Refining Holdings Inc. agree with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including without limitation the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the "Holders"), as follows:

     1. Registered Exchange Offer. Each of the Issuer, the Partnership and the Partners (hereinafter referred to collectively as the "Issuer Group"), jointly and severally, shall, at its own cost, prepare and, not later than 120 days after the date of original issue of the Initial Securities (the "Issue Date"), file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof) who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Notes (the "Exchange Securities") of the Issuer issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) but that are registered under the Securities Act. The Issuer Group shall use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 240 days after the Issue Date of the Initial Securities and shall keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

     If the Issuer Group effects the Registered Exchange Offer, the Issuer Group will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof provided that the Issuer Group has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Issuer Group shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of any member of the Issuer Group within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business, has no arrange-

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ments with any person to participate in the distribution of the Exchange
Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

     The Issuer Group acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

     The Issuer Group shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that
(i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 120 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Issuer Group shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 120 days after the consummation of the Registered Exchange Offer.

     If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Issuer Group, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "Private Exchange") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Issuer issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several

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states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the "Private Exchange Securities"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "Securities".

     In connection with the Registered Exchange Offer, the Issuer Group shall:

     (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

     (b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

     (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Indenture Trustee or an affiliate of the Indenture Trustee;

     (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

     (e)  otherwise comply with all applicable laws.

     As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuer Group shall:

     (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

     (y) deliver to the Indenture Trustee for cancellation all the Initial Securities so accepted for exchange; and

     (z) cause the Indenture Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

     The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

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     Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.

     Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of any member of the Issuer Group or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

     Notwithstanding any other provisions hereof, the Issuer Group will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Issuer Group is not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 270 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer, (iv) any applicable law or interpretations do not permit any Holder to

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participate in the Registered Exchange Offer, or (v) any Holder that participates in the Registered Exchange Offer does not receive freely tradeable Exchange Securities on the date of the exchange, or (vi) we so elect, the Issuer Group shall take the following actions:

     (a) The Issuer Group shall, at its cost, as promptly as practicable (but in no event less than 120 days after the Issue Date or more than 60 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

     (b) The Issuer Group shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). The Issuer Group shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

     (c) Notwithstanding any other provisions of this Agreement to the contrary, the Issuer Group shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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     3.  Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

     (a) The Issuer Group shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Issuer Group shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser (with respect to any portion of any unsold allotment from the original offering), include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

     (b) The Issuer Group shall give notice to CSFBC on behalf of the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Issuer Group has received prior notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

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     (i)    when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective (which notice may be in the form of a copy of such Registration Statement as filed or as it became effective);

     (ii) after the effectiveness thereof, of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

     (iv) of the receipt by the Issuer Group or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (v) after the effectiveness thereof, of the happening of any event that requires the Issuer Group to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

     (c) The Issuer Group shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

     (d) The Issuer Group shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing and unless such exhibits are available under the EDGAR system, all exhibits thereto (including those, if any, incorporated by reference).

     (e) The Issuer Group shall deliver to each Exchanging Dealer and CSFBC on behalf of the Initial Purchasers, and to any other Holder who so requests in writing, without charge, at least one copy of the Exchange Offer Registration Statement as it became effective and any post-effective amendment thereto, including financial statements and schedules, and, if CSFBC or any such Holder requests in writing and unless such exhibits are available under the EDGAR system, all exhibits thereto (including those incorporated by reference).

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     (f)  The Issuer Group shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. Each member of the Issuer Group consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

     (g) During the period described herein the Issuer Group shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Issuer Group consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

     (h) Prior to any public offering of the Securities pursuant to any Registration Statement the Issuer Group shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that no member of the Issuer Group shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

     (i) The Issuer Group shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

     (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Issuer Group is required to maintain

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an effective Registration Statement, the Issuer Group shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Issuer Group notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

     (k) Not later than the effective date of the applicable Registration Statement, the Issuer Group will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with the Indenture Trustee as custodian for The Depository Trust Company.

     (l) The Issuer Group will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuer's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

     (m) The Issuer Group shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer Group shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

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     (n)  The Issuer Group may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuer such information regarding the Holder and the distribution of the Securities as the Issuer Group may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Issuer Group (i) may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request and (ii) shall not be obligated to pay Additional Interest on such Securities to such Holder from the date of such failure.

     (o) The Issuer Group shall enter into such customary agreements (including, if requested by the Holders of a majority in aggregate principal amount of the Exchange Securities, an underwriting agreement in customary form) and take all such other action, if any, as any Holder of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration, provided that the Issuer Group shall not be required to do more than one underwritten offering in any 12-month period.

     (p) In the case of any Shelf Registration, the Issuer Group shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of any member of the Issuer Group and (ii) cause the officers, directors, employees, accountants and auditors of any member of the Issuer Group to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; provided, further, that, any person to whom confidential information is provided agrees in writing to reasonable and customary confidentiality restrictions in respect of such information

     (q) In the case of any Shelf Registration, each member of the Issuer Group, if requested by a managing underwriter or the Holders of a majority in principal amount of the Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Issuer Group and its subsidiaries; the qualification of the members

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of the Issuer Group and their respective subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the members of the Issuer Group and their respective subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in
Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange
Act)); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

     (r) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuer shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

     (s) The Issuer Group will use its reasonable best efforts to confirm that the Securities covered by any Registration Statement will continue to be rated by the Credit Rating Agencies in accordance with subparagraph (ee) of Section
4.01 of the Common Security Agreement.

     (t) In connection with a Shelf Registration Statement, in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Rules") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer Group will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and
(iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

     (u) The Issuer Group shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

     4. Registration Expenses. The Issuer Group shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof, whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby to act as counsel for the Holders of the Securities in connection therewith.

     5. Indemnification. (a) The Issuer Group agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Issuer Group shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuer by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuer Group had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Issuer Group may otherwise have to such Indemnified Party. The Issuer Group shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless each member of the Issuer Group and each person, if any, who controls the Issuer Group within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuer Group or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuer by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuer Group for any legal or other expenses reasonably incurred by the Issuer Group or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuer Group or any of its controlling persons.

     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the fore-going clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer Group on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer Group within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer Group.

     (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     6. Additional Interest Under Certain Circumstances. (a) Additional interest (the "Additional Interest") with respect to the Initial Securities and the Private Exchange Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a "Registration Default":

     (i) If by 120 days following the Issue Date neither the Exchange Offer Registration Statement nor a Shelf Registration Statement has been filed with the Commission (or, in the case of a Shelf Registration Statement required to be filed in response to a change in law or applicable interpretation of the Commission Staff, if later, such Shelf Statement has not been filed within 60 days after publication of the change in law or interpretation, but in no event before 120 days after the Issue Date);

     (ii) If by 270 days following the Issue Date neither the Registered Exchange Offer is consummated nor, if required in lieu thereof, the Shelf Registration Statement is declared effective by the Commission (or, in the case of a Shelf Registration Statement required to be filed in response to a change in law or applicable interpretation of the Commission staff, if later, such Shelf Registration Statement has not been declared effective within 120 days after the publication of the change in law or interpretation but in no event before 270 days after the Issue Date); or

     (iii) If after 270 days following the Issue Date the Exchange Offer Registration Statement or, if after 120 days after a filing obligation arises in the case of a Shelf Registration Statement as described above, the Shelf Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable except as permitted hereby in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Additional Interest shall accrue on the Initial Securities and the Private Exchange Notes over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate").

Notwithstanding the foregoing, Additional Interest shall not be payable on any Security to the extent that the Holder of such Security has failed to comply with its obligations to furnish information pursuant to Section 3(n).

     (b) A Registration Default referred to in Section 6(a)(iii) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Issuer Group where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events (including without limitation potential corporate transactions) with respect to the Issuer Group that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Issuer Group is either proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events or has a bona fide business reason for delaying such amendment or supplement; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

     (c)  Any amounts of Additional Interest due pursuant to clause (i), (ii) or
(iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities or Private Exchange Notes, as the case may be, to which such Registration Default relates, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

     (d) "Transfer Restricted Securities" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

     7. Rules 144 and 144A. The Issuer Group shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer Group is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuer Group covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuer Group will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuer Group by the Initial Purchasers upon request. Upon the written request of any Holder of Initial Securities prior to the filing of a Registration Statement, the Issuer Group shall deliver to such Holder a written statement as to whether it has complied with such requirements.

Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuer Group to register any of its securities pursuant to the Exchange Act.

     8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering.

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all question-naires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     9.   Miscellaneous.

     (a) Joint and Several Obligations; Guarantee. Each member of the Issuer Group shall be jointly and severally liable for all obligations of the Issuer Group under this Agreement. Clark Refining Holdings hereby guarantees, as if it were principal obligor and not merely as surety, for the benefit of Holders the full and prompt performance by the Issuer Group of each of its obligations under this Agreement (other than any obligation of the Issuer Group to pay Additional Interest).

     (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Issuer with the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

              (1) if to a Holder of the Securities, at the most current address given by such Holder to the Issuer.

              (2)  if to the Initial Purchasers:

                       Credit Suisse First Boston Corporation
                       Eleven Madison Avenue
                       New York, NY 10010-3629
                       Fax No.:  (212) 325-8278

     with a copy to:

                       Sullivan & Cromwell
                       125 Broad Street
                       New York, New York 10004

              (3) if to any member of the Issuer Group, at the following address:

                       Port Arthur Finance Corp.
                       1801 S. Gulfway Drive, Office No. 36
                       Port Arthur, Texas 77640

     with a copy to:

                       Simpson Thacher & Bartlett
                       425 Lexington Avenue
                       New York, NY 10017

              (4) if to Clark Refining Holdings, at the following address:

                       Clark Refining Holdings, Inc.
                       8182 Maryland Avenue
                       St. Louis, Missouri 63105

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

     (d) No Inconsistent Agreements. No member of the Issuer Group has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Issuer's securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

     (e) Successors and Assigns. This Agreement shall be binding upon each member of the Issuer Group and Clark Refining Holdings and each of their respective successors and assigns.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j) Securities Held by the Issuer Group. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by any member of the Issuer Group or their respective affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (k) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each member of the Issuer Group
(i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Issuer Group shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each member of the Issuer Group further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Securities shall be outstanding. To the extent that any member of the Issuer Group may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuer a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer Group and Clark Refining Holdings in accordance with its terms.

                                   Very truly yours,

                                   Port Arthur Finance Corp.

                                   By: /s/ Maura J. Clark
                                      --------------------------------------
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and
                                                  Chief Financial Officer


                                   Port Arthur Coker Company L.P.
                                   By: Sabine River Holding Corp.

                                   By: /s/ Maura J. Clark
                                      --------------------------------------
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and
                                                  Chief Financial Officer


                                   Sabine River Holding Corp.

                                   By: /s/ Maura J. Clark
                                      --------------------------------------
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and
                                                  Chief Financial Officer


                                   Neches River Holding Corp.

                                   By: /s/ Maura J. Clark
                                      --------------------------------------
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and
                                                  Chief Financial Officer

                                   Clark Refining Holdings, Inc.

                                   By: /s/ Maura J. Clark
                                      --------------------------------------
                                      Name:  Maura J. Clark
                                      Title: Executive Vice President and
                                                  Chief Financial Officer


The foregoing Registration
Rights Agreement is hereby
confirmed and accepted as
of the date first above written.

Credit Suisse First Boston Corporation


     By:  /s/ Bryce Lee
        -----------------------
        Name: Bryce Lee
        Title: Director


Goldman, Sachs & Co.


     By: /s/ Goldman Sachs & Co.
        ----------------------------
        Name:  J.O. Curtis
        Title: MD

Deutsche Bank Securities Inc.


     By: /s/ Paul McKeon
        -------------------------
        Name: Paul McKeon
        Title: Managing Director

     By: /s/ Paul Brown
        -----------------------
        Name: Paul Brown
        Title: Vice President

                                    ANNEX A

     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer Group has agreed that, for a period of 120 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                    ANNEX B

     Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                    ANNEX C
                             PLAN OF DISTRIBUTION

     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Issuer Group has agreed that, for a period of 120 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

     The Issuer Group will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For a period of 120 days after the Expiration Date the Issuer Group will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer Group has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                    ANNEX D


[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

              Name:  ____________________________________________
              Address: __________________________________________
                       __________________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

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